                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   April 21, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)




         DELAWARE                   1-7882              94-1692300
         --------                   ------              ----------
(State or other jurisdiction      (Commission        (I.R.S. Employer
     of incorporation)            File Number)      Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                     94088-3453
         ---------------------                     ----------
(address of principal executive offices)           (Zip Code)


Registrant's telephone number,
 including area code:                             (408) 732-2400
                                                  --------------

                                  Page 1 of 4
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Item 5.  Other Events.
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     On April 21, 1999, Advanced Micro Devices, Inc. and Lattice Semiconductor
announced a definitive agreement pursuant to which Lattice Semiconductor will acquire Vantis Corporation, the wholly owned programmable logic subsidiary of AMD, for $500 million in cash. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

     Number                     Exhibit
     ------                     -------

     2.3 Stock Purchase Agreement dated as of April 21, 1999 by and between Lattice Semiconductor and AMD.

     99         Press release dated April 21, 1999.

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.
                                           (Registrant)



Date:  April 26, 1999            By: /s/ Francis P. Barton
                                     _____________________________
                                      Francis P. Barton
                                      Senior Vice President, Chief Financial
                                      Officer


                                       3
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                                 Exhibit Index
                                 -------------


     Number                     Exhibit
     ------                     -------

     2.3 Stock Purchase Agreement dated as of April 21, 1999 by and between Lattice Semiconductor Corporation and AMD.

     99         Press release dated April 21, 1999.